SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934

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☐	Definitive Proxy Statement
☒	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12

Northern Lights Fund Trust III

(Name of Registrant as Specified in Its Charter)

Not Applicable

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Boyd Watterson Limited Duration Enhanced Income Fund

a series of

Northern Lights Fund Trust III

225 Pictoria Drive, Suite 450

Cincinnati, OH 45246

Dear Shareholders:

As you may know, the Board of Trustees of Northern Lights Fund Trust III (the “Board”), an open-end management investment company organized as a Delaware statutory trust, has called a special meeting of the shareholders of Boyd Watterson Limited Duration Enhanced Income Fund (the “Fund”), to be held at the offices of Ultimus Fund Solutions, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on May 27, 2025 at 10:00 a.m., Eastern time, for the following purposes:

1.	To approve a new investment advisory agreement with Boyd Watterson Asset Management LLC (“Boyd Watterson”). No changes are proposed with respect to the Fund’s investment strategy, risks, investment objective, portfolio manager, investment process, or advisory fees.

2.	To approve the payment to Boyd Watterson of its costs, plus interest, in providing investment advisory services to the Fund between August 30, 2024 and the date of the Meeting.

3.	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Glass Lewis (“GL”), one of the world’s leading providers of corporate governance oversight, reviewed and analyzed these proposals. GL has issued a recommendation in favor of the first and second proposal.

Brian A. Curley, President

May 21, 2025

IMPORTANT NOTICE REGARDING THE INTERNET AVAILABILITY OF PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO BE HELD ON MAY 27, 2025.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed Investment Advisory Agreement) and Proxy Voting Ballot are available at www.boydwattersonfunds.com

YOUR VOTE IS IMPORTANT

To assure your representation at the meeting, please complete the enclosed proxy and return it promptly in the accompanying envelope or by calling the number listed on your proxy card whether or not you expect to be present at the meeting. If you attend the meeting, you may revoke your proxy and vote your shares in person.

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